EXHIBIT 99.1

SUNOCO LOGISTICS PARTNERS L.P.

SLIDE PRESENTATION

Sunoco Logistics Partners L.P. September 2007

Forward-Looking Statements
Statements made in this presentation that are not historical facts are forward-looking statements. We believe the assumptions underlying these statements are reasonable, but caution you that such forward-
looking statements involve risks that may affect our prospects and performance, causing actual results to differ from those discussed here.
Such risks and uncertainties include: our ability to consummate announced acquisitions and integrate them into existing operations; our ability to complete internal growth projects; the ability of such acquisitions and internal growth projects to be cash-flow accretive;
increased competition; changes in demand for crude oil we buy and sell, as well as for crude oil and refined products we store and distribute; the loss of a major customer; changes in our tariff rates; changes in throughput of third-party pipelines connected to our pipelines and terminals; changes in levels of environmental remediation spending;
potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays;
and political and economic conditions, including the impact of potential terrorists acts and international hostilities.
These and other applicable risks and uncertainties are described more fully in our 2007 Form 10-Q (filed with the Securities and Exchange
Commission on July 31, 2007). We undertake no obligation to update publicly any forward-looking statements in this presentation, whether as a result of new information or future events.

Sunoco Logistics Partners L.P.
Background
Formed in February 2002 IPO by Sunoco, Inc.
– Sunoco is the G.P. and largest unitholder (43.4% ownership)
Diversified master limited partnership (MLP)
– 1,800 miles of refined product pipelines
– 3,700 miles of crude trunk pipelines
– 36 refined product terminals
– 20.4 million barrel of crude oil storage capacity (including 13.5 million at Nederland)
Ownership interest in 6 product and crude oil pipelines
2006 Revenue $5.9 billion; EBITDA $155 MM
Current distribution of $3.35/unit (6.2% yield)

Sunoco Logistics – Asset Overview 4

Twelve Months Ended 6/30/07 Financial & Operational Measures
Eastern
Pipeline Terminals
Western
Pipeline
Revenue $115 MM $132 MM $6,027 MM
EBITDA $  52 MM $  63 MM $     48 MM
Miles of Pipeline 1,923 3,577
# Terminals 41

See slide 25 for EBITDA to operating income reconciliation.

EBITDA & Free Cash Flow 50 60 70 80 90 100 110 120 130 140 150 160 2003 2004 2005 2006 Free Cash Flow EBITDA Year 6 1 st Half 2007 EBITDA $86 MM Free Cash Flow $60 MM

Distribution
(per unit)
Distribution Summary
Current distribution of $3.35 (6.2% yield)
2007 YTD Distribution growth 6.4%
50 / 50
75 / 25
85 / 15
98 / 2
LP/GP
Split (%)
$1.75
$1.85
$1.95
$2.05
$2.15
$2.25
$2.35
$2.45
$2.55
$2.65
$2.75
$2.85
$2.95
$3.05
$3.15
$3.25
$3.35

Sunoco Logistics (SXL) Unit Price $20 $30 $40 $50 $60 $70 2/02 2/03 2/04 2/05 2/06 2/07 Since IPO: + 133% 8

Key Business Attributes
Conservative balance sheet, stable & diversified cash flows, stable distribution
Well located, flexible assets
– opportunities for increased utilization / capacity expansion
– well positioned for  accretive organic growth projects and acquisitions
Key relationship with Sunoco, Inc. - largest investor and largest customer
Diversified customer base, broad geographic footprint and
expanded business platform from recent acquisitions
Experienced, growth oriented management team
Strong, consistent financial performance

Sunoco Logistics Growth Strategies
Expand our tankage at Nederland
Develop organic growth projects originating from
Nederland
Increase profitability of existing asset base
Increase the size and strength of our domestic crude
lease acquisition business
Continue to grow our Eastern Pipeline system
Pursue accretive acquisitions

Sunoco Logistics - Nederland Terminal

13.5 million barrels of crude oil terminal capacity
Canadian crude
Strategic petroleum reserve
Offshore domestic pipeline
Close to refining centers
-Port Arthur
-Lake Charles

7000 7400 7800 8200 8600 9000 2006 2007 2008 2009 2010 2011 2012 Gulf Coast Crude Imports/Offshore Production 12 Source: EAI Report – June 2007

Sunoco Logistics Growth Strategies
Shell Capacity
MM BBLS
January 2007 12.8
2007-2008 Construction 3.8
Motiva Project - 2010 2.0
Lake Charles Project  - 2010 2.0
Additional Buildout Capability 10.0
Total Potential Capacity
30.6

• Expand our Tankage at Nederland

SXL
NEDERLAND
TERMINAL
Midland and
Big Springs
SXL
10"
From Patoka IL.
Canadian Crude
To Longview
Mid-Valley PL to Ohio,
Red River PL to Cushing,
McMurry PL to Tyler
To Wortham / Corsicana
1.Sunoco PL to Ringold and Wichita Falls
Basin to Cushing
To Longview
2.Mid-Valley PL to Ohio Red river PL to
Cushing, McMurry PL to Tyler
Citgo 20”
Citgo
Lake Charles
ConocoPhillips
Lake Charles
24” Exxon Mobil
Beaumont
5 Ship Docks
3BargeDocks
DOE 42”
Shell 22”
Total
Port Arthur
SPR
Big Hill
Valero
Port Arthur
Lucas
ExxonMobil
Baytown
Shell 20”
OTI
Houston
OTI 24”
Shell
Deer Park
Lyondell
Houston
Shell PL
East Houston
Shell 16”
BP26”
BP Amoco
Texas City
NEDERLAND TERMINAL DISTRIBUTION SYSTEM
OCS
XOM 20”
Waterborne Transport
SXL 30” Motiva
Port Arthur
SPR West Hackberry
Calcasieu
Lake Charles
SXL  26”

Western Crude Oil System – 2007 15 Nederland Terminal • Canadian Crude • Offshore Domestic P/L • Close to Refining Centers - Port Arthur - Lake Charles

Sunoco Logistics Growth Strategies
Develop organic growth projects originating from Nederland
- Motiva Port Arthur Refinery Expansion
$80 Million Project
2010 Start-Up
- Lake Charles Pipeline Project
$200 Million Project
2010 Start-Up
- Other Opportunities

VALERO
REFINERY
TOTAL
REFINERY
NEDERLAND
TERMINAL
MOTIVA
MILLER TANK FARM
NED. TERM.
T0 MOTIVA
30” PL
Approved Nederland Project
• Nederland Terminal
- (3) 660 MB Tanks
- Pump Station @ 8,000 HP
- Piping & Manifold Modifications
- Delivery Meters
• Pipeline
- 8.1 Miles of 30”
- Delivery Meters
Motiva Project Map

LAKE CHARLES REFINERIES SUNOCO LOGISTICS NEDERLAND TERMINAL SUNOCO LOGISTICS PROPOSED PIPELINE Nederland to Lake Charles Pipeline 18

Sunoco Logistics Growth Strategies
Increase profitability of existing asset base
- Strong demand provides margin expansion opportunities
- Expanded asset base provides flexibility to respond
to changes in market situation
- Increased throughput – broader customer base

Sunoco Logistics Growth Strategies Increase the size and strength of our domestic crude lease acquisition business - Tanks for Contango positions - Blending opportunities - Bi-directional pipelines 20

Sunoco Logistics Growth Strategies
Continue to grow our Eastern Pipeline system
Organic Growth
Ethanol (2nd
Quarter 2006)
Pipeline Expansions (1st
Quarter 2007)
- Pittsburgh
- Marysville – Toledo
Expanded customer base
Acquisition
Syracuse, NY Terminal (2nd
Quarter 2007)

Eastern Pipeline – Terminal System 22

Organic Projects (On Line 2007)
Investment
Eastern System
$27 MM
Canadian Crude Pipeline Expansion
Pittsburgh Pipeline Expansion
Western System
$43 MM
New Tanks - Nederland
Connections - Pipeline
Total Organic Investments $ 70 MM
Growth in Annualized Cash Flow (pre-financing)       $ 15 MM
(1)

(1)  Annualized cash flow consists of $22 - $24 million of revenue less $7 - $9 million of direct operating costs. These costs do not include indirect costs, debt, or equity financing costs.

Sunoco Logistics Growth Strategies
Recent Acquisitions
2005 Investment
- Corsicana, TX to Wichita Falls, TX Pipeline $100 MM
- Mesa Pipeline – West Texas (37% interest) $    7 MM
2006
- Amdel Pipeline – Texas $  68 MM
- Millennium/Kilgore Pipelines – East Texas $  41 MM
- Mid-Valley Pipeline – Midwest United States $  65 MM
(55.3% interest)
2007
- Van Buren Products Terminal
New York (50% interest) $  13 MM
Total $294 MM

Pursue accretive acquisitions
- Leverage strong balance sheet and strong GP Support
- Leverage expanded asset base and business infrastructure to create synergies

EBITDA Reconciliation
($ millions)
LTM
(2)
2003 2004 2005 2006 6/30/07
EBITDA
(1)
East 47.7 45.3 42.8 53.8 52.4
Terminals 41.4 47.9 50.8 54.5 62.9
West 17.5 16.1 23.5 46.5 47.7
106.6 109.3           117.1           154.8 163.0
Depreciation and amortization (27.2) (31.9) (33.8) (36.6) (36.8)
Operating Income 79.5 77.4 83.3 118.2 126.2
Management of the Partnership believes EBITDA and distributable cash flow information enhances an investor's understanding of a business’ ability to generate cash for payment of distributions and other purposes. In addition, EBITDA is also used as a measure in the Partnership's $400 million revolving credit facility in determining its compliance with certain covenants. However, there may be contractual, legal, economic or other reasons which may prevent the Partnership from satisfying principal and interest obligations with respect to indebtedness and may require the Partnership to allocate funds for other purposes. EBITDA and distributable cash flow do not represent and should not be considered alternatives to net income, operating income or cash flows from operating activities as determined under United States generally accepted accounting principles and may not be comparable to other similarly titled measures of other businesses.
(1) Earnings before interest, taxes, depreciation and amortization
(2) LTM – Last twelve months
Appendix

Capitalization
($ millions)
As of 6/30/07
Debt
7.25% Notes (matures 2012) 250      fixed
6.125% Senior Notes (matures 2016) 175 fixed
$300 MM Revolver (matures 2010) 140
(1)
floating
Cash (9)
Net Debt 556
Debt / Total Capital 49%
Debt / EBITDA 3.46x
EBITDA / Interest 4.92x
Rating:
BBB / Baa2 (S&P, Moody’s)
Stable, Investment Grade

(1) Includes investment in Contango inventory position $81.3 mm

2002 2003 2004 2005 2006 2007 EST Organic 12 6 18 43 87 115 Acquisitions 65 4 47 106 174 13 Total 77 10 65 149 261 128 Sunoco Logistics – Growth Capital ($mm) 27

Sunoco Logistics Partners
Summary
• Stable portfolio of assets which provide ratable cash flow
- Since IPO:
- Compounded annual distribution growth +12.6%
- Unit price increase +133%
• Conservative balance sheet
• Strong organic growth potential
• Organization focused on growth